UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2021

NOBLE CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-36211	98-1575532
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 276-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2021, the Board of Directors (the “Board”) of Noble Corporation, an exempted company incorporated in the Cayman Islands with limited liability (the “Company”), approved the Noble Corporation 2021 Long-Term Incentive Plan (the “Plan”). The Plan is intended to assist the Company and its subsidiaries with attracting, retaining and motivating key personnel by rewarding them for the overall success of the Company.

The Plan permits the grant of incentive stock options, nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights (“SARs”), and other stock awards, any of which may be structured as performance awards (collectively, “Awards”), to employees, non-employee directors and consultants of the Company and its subsidiaries from time to time. 7,716,049 ordinary shares of the Company were authorized and initially reserved for issuance pursuant to Awards under the Plan (the “LTIP Reserved Amount”). The Plan is administered by the Compensation Committee of the Board (the “Committee”), except for certain items specifically reserved for the authority of the Board under the Plan. The Committee has broad authority under the Plan to, among other things: (i) select participants; (ii) determine the types of Awards that participants are to receive and the number of shares that are to be subject to such Awards; and (iii) establish the terms and conditions of Awards, including the price (if any) to be paid for the shares or the Awards and terms relating to vesting duration and performance criteria, acceleration of vesting and the effect on outstanding Awards of separation from service or a change of control of the Company.

Under certain limited circumstances, the Plan allows forfeited or canceled shares to be available for future Awards; provided that the following shares shall not become available for Awards under the Plan:

•

shares that are tendered or surrendered, or to which the right to require the Company to allot and issue, transfer or deliver shares is forfeited or surrendered, in payment of the exercise price of an option;

•

shares that are withheld or delivered, or to which the right to require the Company to allot and issue, transfer or deliver shares is forfeited or surrendered, to satisfy applicable tax withholding (for net exercise or net settlement purposes) or nominal value obligations;

•	shares canceled upon the exercise of a tandem SAR grant;

•	shares purchased on the open market with the proceeds of an exercise price payment with respect to an option; and

•

shares underlying a free-standing SAR grant, to the extent the number of such shares exceeds the number of shares actually allotted and issued, transferred, or delivered upon exercise or settlement of such SAR.

The Plan does not allow for the repricing of options or SARs, except in the limited cases where there shall be an increase or decrease in the number of allotted and issued and outstanding shares of the Company effected without receipt of consideration therefor by the Company, through the declaration of a dividend in shares or through any recapitalization, amalgamation, merger, demerger or conversion or otherwise in which the Company is the surviving corporation, resulting in a split-up, combination or exchange of shares of the Company.

With respect to performance Awards, the Committee shall set performance goals and criteria (as applicable) in its discretion, which, depending on the extent to which they are met, will determine the value and/or amount of performance Awards that will be paid out to the participant and/or the portion of an Award that may be exercised. Performance goals may include (but are not limited to) one or more of the following criteria:

•	return measures (which include various return on equity, return on assets and return on invested capital measures);

•

revenue and income measures (which include various revenue, gross margin, income from operations, net income, net sales, backlog, earnings per share, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings before interest and taxes (EBIT) and economic value added (EVA) measures);

•

expense measures (which include various costs of goods sold, selling, finding and development costs, operating and maintenance expenses, general and administrative expenses and overhead costs measures);

•

operating measures (which include various productivity, total costs, operating income, funds from operations, cash from operations, after-tax operating income, market share, margin, sales volumes, availability, commercial capacity factor and total margin capture factor measures);

•	cash flow measures (which include various net cash flow from operating activities and working capital, adjusted cash flow and free cash flow measures);

•	liquidity measures (which include various earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization measures);

•	leverage measures (which include various debt-to-equity ratio, gross debt and net debt measures);

•	market measures (which include various market share, stock price, growth measure, total shareholder return and market capitalization measures);

•	corporate value measures (which include various compliance, safety, environmental and personnel measures, including, management succession); and

•	other measures such as those relating to mergers, acquisitions, dispositions, or similar transactions, strategic accomplishments, or customer satisfaction.

A performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).

As is customary in incentive plans of this nature, the number and kind of shares available under the Plan and any outstanding Awards, as well as the exercise or purchase prices of Awards, and performance targets under performance Awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the Company’s shareholders.

Consistent with our bankruptcy plan and our previous disclosure, the initial Awards to our executive officers under the Plan consist of 40% of the LTIP Reserved Amount in order to more closely align our executive officers’ interests with the interests of our shareholders. We believe that this type of initial award is consistent with awards made by other issuers emerging from bankruptcy.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Noble Corporation 2021 Long-Term Incentive Plan.

104	—	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

Date: February 24, 2021	By:	/s/ William E. Turcotte
William E. Turcotte
Senior Vice President, General Counsel and Corporate Secretary